Exhibit 99.1

Chembio Diagnostics to Report First Quarter 2018 Financial Results on May 9, 2018

MEDFORD, NY, April 26, 2018 -- Chembio Diagnostics, Inc. (Nasdaq: CEMI), a leader in point-of-care diagnostic tests for infectious diseases, announced today that it will release financial results for the first quarter 2018 after the close of trading on Wednesday, May 9, 2018.  The Company’s management team will host a corresponding conference call beginning at 4:30 pm ET.

Investors interested in listening to the conference call may do so by dialing 877-407-0778 from the US or 201-689-8565 from outside the US.  A live and archived webcast of the event will be available on the “Investors” section of the Company’s website at www.chembio.com.  A telephone replay will be available by dialing 877-481-4010 from the US or 919-882-2331 from outside the US using passcode 28132 until 4:30pm ET on Wednesday, May 16, 2018.

Contact:
Lynn Pieper Lewis
Gilmartin Group
Investor Relations
(415) 937-5402
investor@chembio.com